Filed Pursuant to Rule 497(e)

Securities Act File No. 333-276061

Investment Company Act File No. 811-23920

Supplement Number 3

Dated January 23, 2026

To The Statement of Additional Information Dated July 21, 2025

Jackson Real Assets Fund

All changes are effective January 1, 2026.

On page 33, in the section , “Trustees and Officers of the Trust,” please delete the table rows and corresponding footnotes for Mark S. Wehrle and Edward C. Wood in the entirety and replace with the following:

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees
Mark S. Wehrle (68) 1 Corporate Way Lansing, MI 48951	Chair of the Board [3] (1/2026 to present) Trustee [2] (2/2024 to present)	134
Principal Occupation(s) During Past 5 Years: Retired Certified Public Accountant (1/2011 to present)
Other Directorships Held by Trustee During Past 5 Years: None
Edward C. Wood (69) 1 Corporate Way Lansing, MI 48951	Trustee [2] (2/2024 to present) Chair of the Board (2/2024 to 12/2025)	134
Principal Occupation(s) During Past 5 Years: None
Other Directorships Held by Trustee During Past 5 Years: None
[2] The Interested Trustee and the Independent Trustees are elected to serve for an indefinite term.
[3] The Board Chairperson may be reelected for a second three-year term. If the Board Chairperson has served two consecutive terms, he or she may not serve again as the Board Chairperson, unless at least one year has elapsed since the end of his or her second consecutive term as Board Chairperson.

On page 36, in the section, “Trustees and Officers of the Trust,” under “Committees of the Board of Trustees,” please delete the first and second paragraphs in the entirety and replace with the following:

The Audit Committee assists the Board of Trustees in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the Fund to the public or government agencies. The Audit Committee is responsible for the selection, subject to ratification by the Board, of the Fund’s independent registered public accounting firm, and for the approval of the auditor’s fee. The Audit Committee also reviews the Fund’s internal controls regarding finance, accounting, legal compliance and the Fund’s auditing, accounting and financial processes generally. The Audit Committee also serves as the Fund’s “Qualified Legal Compliance Committee”, for the confidential receipt, retention, and consideration of reports of evidence of material violations under rules of the SEC. Messrs. Anyah, Bouchard, Rybak, and Ms. Woodworth are members of the Audit Committee. Mr. Rybak serves as Chair of the Audit Committee. Mr. Wehrle is an ex officio member of the Audit Committee. The Audit Committee had seven meetings in the last fiscal year.

The Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board of Trustees. The Governance Committee will accept Trustee nominations from shareholders. Any such nominations should be sent to the Fund’s Governance Committee, c/o Chair of the Governance Committee, John W. Gillespie, P.O. Box 30902, Lansing, Michigan 48909-8402. Ms. Carnahan, and Messrs. Gillespie and Wood are members of the Governance Committee. Mr. Gillespie serves as Chair of the Governance Committee. Mr. Wehrle is an ex officio member of the Governance Committee. The Governance Committee had six meetings in the last fiscal year.

On page 37, in the section, “Trustees and Officers of the Trust,” under “Trustee Compensation,” please delete the first paragraph in the entirety and replace with the following:

Trustee Compensation

The Trustee who is an “interested person” receives no compensation from the Trust. Effective January 1, 2026, each Independent Trustee is paid by the Fund Complex an annual retainer of $375,000. The fees are allocated to the funds within the Fund Complex on a pro-rata basis based on net assets. The Chairman of the Board of Trustees receives an additional annual retainer of $110,000. The Chair of the Audit Committee receives an additional annual retainer of $35,000 for services in that capacity. The Chair of the Governance Committee receives an additional annual retainer of $30,000 for services in that capacity. The Chair of each Investment Committee receives an additional annual retainer of $30,000 for services in that capacity.

This Supplement is dated January 23, 2026.